Exhibit  99.1


  Nortia Capital Partners, Inc. Registers as Business Development Company

    ATLANTA, GEORGIA, January 4, 2005 - Nortia Capital Partners,
Inc., a Nevada corporation, (OTC: NCPN) announced today that it has filed an election to become a Business Development Company pursuant to
Section 54 of the Investment Company Act of 1940. An N-54A Notification was filed with the Securities and Exchange Commission on January 4, 2005. As a result of its new status, Nortia will now operate as an investment holding company. In the wake of this election, Nortia plans to announce a number of acquisitions in the coming months, each of which will be designed to build an investment portfolio and to enhance Nortia's stockholder value. It is Nortia's intention to provide capital and advisory services for management buyouts, recapitalizations, and the growth and capital needs of emerging growth companies.

    William Bosso, Chief Executive Officer of Nortia, commented, "We opted to file this N-54A Notification to allow us to become structured in a manner more consistent with our current business strategy. As a result of this filing, we are positioned to raise capital in a more efficient manner and to develop and expand our business interests. We currently do not intend to limit our potential acquisitions to just one line of business or industry, as we are planning that our acquisitions, in total, will enhance value to our stockholders through capital appreciation and payments of dividends to us by our investee companies."

    Business Development Company (BDC) regulation was created in 1980 by Congress to encourage the flow of public equity capital to small businesses in the United States. BDCs, like all mutual funds and closed-end funds, are regulated by the Investment Company Act of 1940. BDCs report to stockholders like traditional operating companies and file regular quarterly and annual reports with the Securities and Exchange Commission. BDCs are required to make available significant managerial assistance to their portfolio companies.

About Nortia Capital Partners, Inc.

    Nortia Capital Partners, Inc. is an Atlanta-based merchant banking firm that filed its N-54A election with the SEC to become a Business Development Company, pursuant to Section 54 of the Investment Company Act of 1940 on January 4, 2005. Nortia was established to provide capital and advisory services for management buyouts, recapitalizations, and the growth and capital needs of emerging growth companies. Additional information can be found by visiting its website at www.nortiacapital.com.

Forward-Looking Statements:

    The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made on behalf of the Company and its subsidiaries. All such forward-looking statements are, by necessity, only estimates of future results and actual results achieved by the Company may differ materially from these statements due to a number of factors. Any forward-looking statements speak only as of the date made. Statements made in this document that are not purely historical are forward-looking statements, including any statements as to beliefs, plans, expectations, or intentions regarding the future. Risk factors that may cause results to differ from projections include, without limitation, loss of suppliers, loss of customers, inadequate capital, competition, loss of key executives, declining prices, and other economic factors relating to its investee companies and inadequate capital, competition, loss of key executives, and other economic factors related to its own operations. The Company assumes no obligations to update these forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such statements. You should independently investigate and fully understand all risks before making investment decisions.


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For Additional Information Please Contact:

Business Contact:
William J. Bosso
Tel.:  770-777-6795
E-mail:  wbosso@nortiacapital.com
www.nortiacapital.com

Investor Contact:
Friedland Capital Inc.
Dara Podber-Albright
Tel.:  201-420-7437
E-mail:  dara@friedlandcapital.com
www.friedlandcapital.com


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